UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2016

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22945 (Commission File Number)	13-3169913 (IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 7, 2016, Helios and Matheson Analytics Inc., a Delaware corporation (“HMNY” ), Zone Acquisition, Inc., a Nevada corporation and wholly owned subsidiary of HMNY (the “Sub”), and Zone Technologies, Inc., a privately held Nevada corporation (“Zone”), entered into that certain Agreement and Plan of Merger, dated as of July 7, 2016 by and among HMNY, Zone and the Sub (the “Original Agreement”) as amended by that certain Waiver and First Amendment to Agreement and Plan of Merger, dated as of August 25, 2016 (the “Amendment” and together with the Original Agreement, the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, the Sub will merge with and into Zone, with Zone surviving as a wholly owned subsidiary of HMNY (the “Merger”) as previously disclosed in its Current Report on Form 8-K filed on July 12, 2016 (the “Initial 8-K”); however, Zone’s Audited Financial Statements and Unaudited Interim Condensed Financial Statements (together, the “Financials”) were not then available. This filing is hereby made in order to amend the Initial 8-K to provide the Financials and pro forma financial information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

The Audited Financial Statements of Zone for the period from January 9, 2015 (commencement of operations) through December 31, 2015 and the Interim Condensed Financial Statements of Zone for the six months ended June 30, 2016 (Unaudited) are filed as Exhibit 99.1 and 99.2, respectively, to this Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet as of June 30, 2016 and the statement of operations for the six months ended June 30, 2016 and the year ended December 31, 2015 to reflect the merger transaction with Zone are filed as Exhibit 99.3 to this Form 8-K and are incorporated herein by reference.

(d) Exhibits:

Exhibit Number	Description
99.1	Audited Financial Statements for the period from January 9, 2015 (commencement of operations) through December 31, 2015.
99.2	Interim Condensed Financial Statements for the six months ended June 30, 2016 (Unaudited).
99.3	Unaudited pro forma consolidated balance sheet as of June 30, 2016 and the statements of operations for the six months ended June 30, 2016 and the year ended December 31, 2015.

Cautionary Statement on Forward-looking Information

Certain statements in this Current Report and its exhibits contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although management of HMNY believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on HMNY’s current expectations and HMNY does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2016

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Parthasarathy Krishnan
Parthasarathy Krishnan
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Audited Financial Statements for the period from January 9, 2015 (commencement of operations) through December 31, 2015.
99.2	Interim Condensed Financial Statements for the six months ended June 30, 2016 (Unaudited).
99.3	Unaudited pro forma consolidated balance sheet as of June 30, 2016 and the statements of operations for the six months ended June 30, 2016 and the year ended December 31, 2015.

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